SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 2, 2005

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to Putnam Investment Management, LLC's management of the International Growth and Income Portfolio and the Emerging Markets Portfolio is deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
International Growth and Income Portfolio	Putnam	Investment team includes: - Pamela R. Holding, CFA Managing Director and Senior Portfolio Manager

Ms. Holding joined Putnam in 1995 and has 17 years of investment industry experience. She is currently a Senior Portfolio Manager in Putnam's International Value team and is the portfolio leader for the Putnam International Growth and Income Fund. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio.

- J. Fredrick Copper, CFA Senior Vice President and Portfolio Manager

Mr. Copper joined Putnam in 2001 and has 13 years of investment experience. He is a portfolio member in Putnam's Small and Mid Cap Value and International Value teams. From 1998 to 2001, Mr. Copper was employed at Wellington Management Company. Mr. Copper holds the Chartered Financial Analyst designation.

Emerging Markets Portfolio	Putnam	- Daniel Graña, CFA Senior Vice President and Portfolio Manager

Mr. Graña is a Senior Vice President and Portfolio Manager on the International Core team. He joined Putnam in 1999. Mr. Graña is a CFA charterholder and has 9 years of investment experience. Before joining Putnam he was with Goldman Sachs & Company during 1998 and Merrill Lynch & Co. from 1993 to 1997.

Dated: June 3, 2005

Versions A, B, C1, D, Combined Master and Combined Version 1